Exhibit 10.9.3

EXECUTION VERSION

AMENDMENT NO. 2 TO THE THIRD AMENDED AND RESTATED LOAN AND

SECURITY AGREEMENT

This AMENDMENT NO. 2 TO THE THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of December 30, 2009, is entered into by and among DriveTime Automotive Group, Inc. (“DriveTime”), a Delaware corporation, DriveTime Sales and Finance Corporation (“DriveTime Sales”), an Arizona corporation, DriveTime Car Sales, Inc. (“Car Sales”), an Arizona corporation (each a “Borrower” and collectively, the “Borrowers”), Santander Consumer USA Inc., an Illinois corporation (“SCUSA”), as a lender, and as the agent for the Lenders (the “Agent”), and Manheim Automotive Financial Services, Inc. (“MAFS”), a Delaware corporation, as a lender (each a “Lender” and collectively the “Lenders”).

WHEREAS, on August 10, 2009, the Borrowers and the Lenders entered into the Third Amended and Restated Loan and Security Agreement, as further amended, supplemented or otherwise modified from time to time in accordance with the terms thereof (the “Loan Agreement”);

WHEREAS, effective December 31, 2009, DriveTime Sales and Car Sales are converting from Arizona corporations to Arizona limited liability companies subject to the Arizona Limited Liability Company Act (the “Conversion”);

WHEREAS, the Conversion, without consent of the Lenders, would constitute a breach of Sections 10.3 and 11.1 of the Loan Agreement (the “Affected Covenants”); and

WHEREAS, the Borrowers and the Lenders desire to amend certain terms of the Loan Agreement as set forth herein in accordance with Section 13.8 thereof and the Lenders have consented to the Conversion and waived the breach of the Affected Covenants as described below.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	Definitions. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Loan Agreement.

2.	Amendment to the Loan Agreement. Effective as of the date hereof, the Loan Agreement is hereby amended as follows:

(a) All references to “DriveTime Sales and Finance Corporation, an Arizona corporation,” “DriveTime Car Sales, Inc., an Arizona corporation” and “DT Credit Corporation, an Arizona corporation” throughout the Loan Agreement and other Loan Documents are hereby amended to refer to “DriveTime Sales and Finance Company, LLC, an Arizona limited liability company,” “DriveTime Car Sales Company, LLC, an Arizona limited liability company” and “DT Credit Company, LLC, an Arizona limited liability company,” respectively.

(b) The first sentence of Section 8.1(a) of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

DriveTime is a corporation, duly organized, validly existing and in good standing under the laws of the States where it conducts business, with power and authority to own its properties and to conduct its business. Each of DriveTime Sales and Car Sales is a limited liability company, duly organized, validly existing and in good standing under the laws of the States where it conducts business, with power and authority to own its properties and to conduct its business

(c) All references to “articles of incorporation” throughout the Loan Agreement and other Loan Documents with respect to DriveTime Sales and Car Sales are hereby amended to refer to “articles of organization.”

(d) All references to “bylaws” throughout the Loan Agreement and other Loan Documents with respect to DriveTime Sales and Car Sales are hereby amended to refer to “operating agreement.”

3.	Consent and Waiver. Lenders hereby consent to the Conversion and waive, solely with respect to the Conversion, the Affected Covenants. The foregoing waiver is a one-time waiver only and applies only to the Affected Covenants as set forth herein.

4.	Representations and Warranties. Each Borrower represents and warrants to the Lender that:

(a) Each Borrower hereby reaffirms all representations and warranties made by such entity in the Loan Agreement and, to the extent the same are not amended hereby, agrees that all such representations and warranties shall be deemed to have been remade as of the date of delivery of this Amendment and shall be true and correct in all material respects, unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date.

(b) This Amendment (i) has been duly and validly authorized, executed and delivered by each Borrower and (ii) constitutes the legal, valid and binding obligations of each Borrower, and is enforceable against each Borrower in accordance with its terms.

(c) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

5.	Conversion Documents. Upon receipt from the Arizona Corporation Commission, DriveTime Sales and Car Sales will promptly provide SCUSA and MAFS filed stamped copies of the documents filed in connection with the Conversion. In addition, DriveTime Sales and Car Sales will promptly provide SCUSA and MAFS such other documents in connection with the Conversion as reasonably requested by SCUSA and MAFS.

6.	Survival of Other Provisions. Unless specifically amended herein, all of the other covenants, agreements, representations, warranties, promises or other terms and conditions of the Loan Agreement shall remain in full force and effect without any change whatsoever.

7.	Conditions to Effectiveness. This Amendment shall become effective upon the satisfaction of the following conditions:

(a) Execution and delivery of this Amendment by each of the parties hereto.

(b) Reaffirmation from the Guarantor that, after giving effect to this Amendment, its obligations and representations and warranties under the Guaranty continue in full force and effect.

8.	Reimbursement. The Borrowers agree to pay or reimburse each Lender for all costs and expenses (including, without limitation, legal fees and disbursements) incurred by each Lender in connection with the preparation, negotiation, execution, delivery and enforcement of this Amendment.

9.	Entire Agreement. This Amendment constitutes the full and entire understanding and agreement of the Borrowers and the Lenders with respect to the subject matter hereof, and there are no further or other agreements or undertakings, written or oral, in effect between the Borrowers and the Lenders relating to the subject matter hereof unless expressly referred to in this Amendment.

10.	GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER WILL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

11.	Execution in Counterparts. This Amendment may be executed in any number of counterparts and in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Any signature delivered by a party by facsimile transmission or by electronic mail in a “.pdf” file shall be deemed an original signature hereto.

*     *     *     *     *

IN WITNESS WHEREOF, the Borrowers and the Lenders have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

Lenders:

SANTANDER CONSUMER USA INC.

By:	/s/ Jason Kulas
Name:	Jason Kulas
Title:	Chief Financial Officer

MANHEIM AUTOMOTIVE FINANCIAL SERVICES. INC.

By:	/s/ Katherine K. Decker
Name:	Katherine K. Decker
Title:	GM & V.P

Borrowers:

DRIVETIME AUTOMOTIVE GROUP, INC.

By:	/s/ Ray Fidel
Name:	Ray Fidel
Title:	President/CEO

DRIVETIME CAR SALES, INC.

By:	/s/ Ray Fidel
Name:	Ray Fidel
Title:	President/CEO

DRIVETIME SALES AND FINANCE CORPORATION

By:	/s/ Ray Fidel
Name:	Ray Fidel
Title:	President/CEO

[Signature Page to Inventory Agreement Amendment No. 2]

Consent

The Guarantor consents to the foregoing Amendment No. 2 to the Third Amended and Restated Loan and Security Agreement and reaffirms its obligations pursuant to the applicable Loan Documents.

DT ACCEPTANCE CORPORATION

By:	/s/ Steven P. Johnson
Name:	Steven P. Johnson
Title:	President

[Signature Page to Inventory Agreement Amendment No. 2]